UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2021

INTERPRIVATE III FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40151	85-3069266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Avenue of the Americas, 2nd Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 920-0125

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	IPVF.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	IPVF	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	IPVF WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 18, 2021, InterPrivate III Financial Partners Inc., a Delaware corporation (“InterPrivate III”), and Aspiration Partners Inc., a Delaware corporation (“Aspiration”), jointly issued a press release announcing the execution of an agreement and plan of merger by and among InterPrivate III, Aspiration, InterPrivate III Merger Sub Inc., a wholly owned subsidiary of InterPrivate III, and InterPrivate III Merger Sub II LLC, a wholly owned subsidiary of InterPrivate III (the “Merger,” and together with the transactions related thereto, the “Business Combination”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Attached as Exhibit 99.2 hereto and incorporated by reference herein is the investor presentation, which will be used by InterPrivate III with respect to the Business Combination.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of InterPrivate III under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1 and 99.2.

Important Information about the Business Combination and Where to Find It

The Business Combination will be submitted to stockholders of InterPrivate III for their consideration. InterPrivate III intends to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include preliminary and definitive proxy statements to be distributed to InterPrivate III’s stockholders in connection with InterPrivate III’s solicitation for proxies for the vote by InterPrivate III’s stockholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Aspiration’s stockholders in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, InterPrivate III will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. InterPrivate III’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with InterPrivate III’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about InterPrivate III, Aspiration and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by InterPrivate III, without charge, at the SEC’s website located at www.sec.gov or from InterPrivate III’s website at https://ipvspac.com/ipvf or by written request to InterPrivate III at InterPrivate III Financial Partners, 1350 Avenue of the Americas, 2nd Floor, New York, NY 10019.

Participants in the Solicitation

InterPrivate III, Aspiration and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from InterPrivate III’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of InterPrivate III’s stockholders in connection with the Business Combination will be set forth in InterPrivate III’s proxy statement / prospectus when it is filed with the SEC. You can find more information about InterPrivate III’s directors and executive officers in InterPrivate III’s final prospectus dated March 4, 2021, filed with the SEC on March 9, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available and other relevant materials to be filed with the SEC when they become available. Stockholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may,” “should,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding InterPrivate III’s and Aspiration’s expectations with respect to future performance, estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Aspiration’s and InterPrivate III’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Aspiration and InterPrivate III.

These forward-looking statements are subject to a number of risks and uncertainties, including inability to complete the Business Combination or, if InterPrivate III does not complete the Business Combination, any other business combination; the inability to complete the Business Combination due to the failure to meet the closing conditions to the Business Combination, including the inability to obtain approval of InterPrivate III’s stockholders, the inability to consummate the contemplated PIPE financing, the failure to achieve the minimum amount of cash available following any redemptions by InterPrivate III stockholders, the failure to meet the NYSE listing standards in connection with the consummation of the Business Combination, or the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; costs related to the Business Combination; a delay or failure to realize the expected benefits from the Business Combination; risks related to disruption of management time from ongoing business operations due to the Business Combination; the impact of the ongoing COVID-19 pandemic; the risk that Aspiration may not be able to execute its growth strategies or achieve and maintain profitability; the uncertainty of Aspiration’s projected financial information; changes regarding the development of the sustainability industry, the markets that Aspiration targets, customer demand and the ability of Aspiration to maintain and enhance its brand; changes in the highly competitive market in which Aspiration competes, including with respect to its competitive landscape, rapid technological change or regulatory changes; uncertainties surrounding Aspiration’s expansion of products and service offerings; the ability of Aspiration to maintain strategic relationships and execute on strategic transactions; extensive governmental regulation and scrutiny applicable to Aspiration and its subsidiaries, including as a result of certain of its subsidiaries being subject to SEC and FINRA rules and net capital requirements; the ability of Aspiration to adhere to legal requirements with respect to the protection of personal data and privacy laws; cybersecurity risks, data loss and other breaches of Aspiration’s network security and the disclosure of personal information; the risk of regulatory lawsuits or proceedings relating to Aspiration’s products or services; the risk that Aspiration is unable to secure or protect its intellectual property; the limited experience of Aspiration’s management in operating a public company; underlying assumptions and data with respect to Aspiration’s key performance indicators and other business metrics that may be (or may be perceived to be) inaccurate; the risk that Aspiration may not be able to develop and maintain effective internal controls; the outcome of any legal proceedings that may be instituted against InterPrivate III, Aspiration or any of their respective directors or officers following the announcement of the Business Combination; the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments and those factors discussed in InterPrivate III’s final prospectus dated March 4, 2021 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, in each case, under the heading “Risk Factors,” and other documents of InterPrivate III filed, or to be filed, with the SEC. These risks and uncertainties may be amplified by the ongoing COVID-19 pandemic, which has caused significant economic uncertainty. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Aspiration nor InterPrivate III presently know or that Aspiration and InterPrivate III currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Aspiration’s and InterPrivate III’s expectations, plans or forecasts of future events and views as of the date of this Form 8-K. Aspiration and InterPrivate III anticipate that subsequent events and developments will cause Aspiration’s and InterPrivate III’s assessments to change. However, while Aspiration and InterPrivate III may elect to update these forward-looking statements at some point in the future, Aspiration and InterPrivate III specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Aspiration’s and InterPrivate III’s assessments as of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Form 8-K shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 18, 2021.
99.2	Investor Presentation, dated August 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPRIVATE III FINANCIAL PARTNERS INC.

By:	/s/ Ahmed Fattouh
	Name:	Ahmed Fattouh
	Title:	Chairman and Chief Executive Officer

Dated: August 18, 2021

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